                                                                    EXHIBIT 99.5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: January 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                                            $  2,882,826.53
       Add/(Subtract) Reconciliation Errors                                                  $     (1,206.66)
                                                                                             ---------------
Adjusted beginning balance in all accounts                                                   $  2,881,619.87

RECEIPTS:
       1. Receipts from Operations                                                           $            --
       2. Other Receipts                                                                     $        509.08
                                                                                             ---------------
TOTAL RECEIPTS                                                                               $        509.08
       Less:  Receipts received by Parent/Affiliates                                         $       (509.08)
                                                                                             ---------------
ADJUSTED TOTAL RECEIPTS                                                                      $            --

DISBURSEMENTS
       3. Net Payroll
             a. Officers                                                                     $            --
             b. Others                                                                       $            --
       4. Taxes
             a. Federal Income Taxes                                                         $            --
             b. FICA Withholdings                                                            $            --
             c. Employee's withholdings                                                      $            --
             d. Employer's FICA                                                              $            --
             e. Federal Unemployment Taxes                                                   $            --
             f. State Income Tax                                                             $            --
             g. State Employee withholdings                                                  $            --
             h. All other state taxes                                                        $    154,326.41

       5. Necessary Expenses (Paid by Parent or Affiliate)
             a. Rent or mortgage payment(s)                                                  $            --
             b. Utilities                                                                    $            --
             c. Insurance                                                                    $            --
             d. Merchandise bought for manufacture or sell                                   $            --
             e. Other necessary expenses
                Clearing of previously voided checks                                         $        126.60
                IBM Help Desk Fees                                                           $     15,275.81
                Building cleaning expenses upon vacating space                               $        462.00
                Credit card chargebacks                                                      $        209.50
                                                                                             ---------------

TOTAL DISBURSEMENTS                                                                          $    170,400.32
Less:  Disbursements by Parent or Affiliate                                                  $   (170,064.22)
                                                                                             ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                                 $        336.10

                                                                                             ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                          $       (336.10)

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                                      $            --
                                                                                             ---------------

ENDING BALANCE IN WxC/WAXS                                                                   $    111,960.75
ENDING BALANCE IN B of A Checking                                                            $  2,769,323.02
                                                                                             ---------------
                                        ENDING BALANCE                                       $  2,881,283.77
                                                                                             ===============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2002

Bank:              Bank of America
Location:          Atlanta, GA
Account Name:      Checking
Account Number:    3299991275

DATE DISBURSED                        CHECK NUMBER          DESCRIPTION                                AMOUNT
--------------                        ------------          -----------                               --------
Clearing of previously voided checks                                                                  $ 126.60
                                                                                                      --------

                                                                                              Total   $ 126.60
                                                                                                      ========


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: January 31, 2002

Bank:              Bank of America
Location:          Dallas, TX
Account Name:      Checking
Account Number:    3751565312

DATE DISBURSED           CHECK NUMBER                    DESCRIPTION                                        AMOUNT
--------------           ------------              -----------------------                                 --------
   01/04/02                  EFT                   Credit card chargebacks                                 $  40.00
   01/04/02                  EFT                   Credit card chargebacks                                    47.50
   01/04/02                  EFT                   Credit card chargebacks                                    60.00
   01/04/02                  EFT                   Credit card chargebacks                                    62.00
                                                                                                           --------

                                                                                                    Total  $ 209.50
                                                                                                           ========


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: January 31, 2002

STATEMENT OF INVENTORY

     Beginning Inventory                                          $ --
     Add: purchases                                               $ --
     Less: goods sold                                             $ --
                                                                  ----
     Ending inventory                                             $ --
                                                                  ====

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period                                $ --
     Payroll taxes due but unpaid                                 $ --

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                              Date regular          Amount of               Number of                Amount of
     Name of Creditor/Lessor                 payment is due      regular payment       Payments Delinquent      Payments Delinquent
Imperial Premium Finance                         Monthly              8,798.52                   --                            --
Storage West Self Storage                        Monthly                209.00              See Note 1                      27.87
Storage West Self Storage                        Monthly                 99.00              See Note 1                      13.20
Associated Storage                               Monthly              2,149.98              See Note 1                     286.66
Bay 602 Corporation                              Monthly              9,817.39              See Note 1                   1,308.99
Reynolds Family Properties                       Monthly              4,448.00              See Note 1                     593.07
Reynolds Family Properties                       Monthly             23,792.49              See Note 1                   3,172.33
Doral Plaza Associates                           Monthly              9,660.00              See Note 1                   1,288.00
Colonial Parking                                 Monthly                378.00              See Note 1                      50.40
23223 Bryan St. Limited Partnership              Monthly             16,941.16              See Note 1                   2,258.82
Central Parking Systems                          Monthly                700.00              See Note 1                      93.33
Currie Samuelson                                 Monthly              1,200.00              See Note 1                     160.00
Currie Samuelson                                 Monthly             34,516.00              See Note 1                   4,602.13
Downtown Properties                              Monthly             10,850.00              See Note 1                   1,446.67
Hudson Telegraph                                 Monthly             12,206.25              See Note 1                   1,627.50
Okada International                              Monthly              2,601.03              See Note 1                     346.80
One Wilshire Arcade Imp.                         Monthly              6,147.03              See Note 1                     819.60
Rockrose Development                             Monthly              2,848.25              See Note 1                     379.77
Scripps Ranch Landscape                          Monthly              1,000.00              See Note 1                     133.33
Pacific Guardian Center                          Monthly              4,707.32              See Note 1                     627.64
Wells Fargo Financial Leasing Co.                Monthly                279.88                   --                            --
Newcourt Leasing                                 Monthly              1,871.90                   --                            --
Greater San Diego Air                            Monthly              2,246.00              See Note 1                     299.47
Finova Loan Admin. Inc                           Monthly             11,825.07              See Note 1                   1,576.68
CIT Group                                        Monthly              8,117.96                   --                            --
Dana Commercial Credit                           Monthly             14,734.93              See Note 1                   1,964.66
Danka Financial Services                         Monthly             16,705.50                   --                            --
Danka Financial Services                         Monthly                378.16              See Note 2                     428.58
Data Sales Co., Inc                              Monthly             58,663.13              See Note 1                   7,821.75
IBM Corporation                                  Monthly             56,452.32                   --                            --
Advanta Leasing Services                         Monthly              1,374.62                   --                            --
Premier Computer Sales                           Monthly              7,151.17              See Note 1                     953.49
Siemens Credit LTD                               Monthly             45,360.11              See Note 2                  51,408.12
Telogy, Inc.                                     Monthly              6,482.29              See Note 1                     864.31
Telecommunications Finance Group                 Monthly          1,013,115.84              See Note 2               1,148,197.95
Union Bank of CA., N.A.                          Monthly             61,133.27              See Note 1                   8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: January 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                       3RD PARTY          INTERCOMPANY               TOTAL
                                                                          -------------------------------------------------------
            Beginning of month balance                                      $ --            $ 2,402,758.04         $ 2,402,758.04
            Add: Receipts by parent/affiliates                              $ --            $       509.08         $       509.08
            Add: customer credits                                           $ --            $           --         $           --
            Add: intercompany activity                                      $ --            $           --         $           --
            Less: collections                                               $ --            $           --         $           --
            Less: offsets                                                   $ --            $           --         $           --
            Less: application of customer deposits                          $ --            $           --         $           --
            Less: sale of receivables to I-Link                             $ --            $           --         $           --
                                                                          -------------------------------------------------------
            End of month balance                                            $ --            $ 2,403,267.12         $ 2,403,267.12
                                                                          =======================================================

0-30 Days                  31-60 Days                61-90 Days               Over 90 Days               End of Month Total
---------                  ----------                ----------               ------------               ------------------
  $ --                        $ --                      $ --                      $ --                         $ --

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                                          3RD PARTY           INTERCOMPANY               TOTAL
                                                                       ------------------------------------------------------------
            Beginning of month balance                                 $ 8,988,741.01        $ 5,929,849.24        $ 14,918,590.25
            Add: sales on account**                                    $    16,073.91        $           --        $     16,073.91
            Add: collections on behalf of I-Link                       $           --        $           --        $            --
            Add: intercompany activity
              Expenses paid directly by Parent or Affiliate            $  (170,064.22)       $   170,064.22        $            --
              Net cash advanced by Parent                              $           --        $           --        $            --
              Credit extended by Parent or Affiliate                   $           --        $           --        $            --
              Amounts collected by Parent                              $           --        $           --        $            --
            Less: Invoicing to I-Link                                  $           --        $           --        $            --
            Less: remittances to I-Link                                $           --        $           --        $            --
            Less: payments                                             $      (336.10)       $           --        $       (336.10)
                                                                       ------------------------------------------------------------
            End of month balance                                       $ 8,834,414.60        $ 6,099,913.46        $ 14,934,328.06
                                                                       ============================================================

0-30 Days               31-60 Days              61-90 Days                      Over 90 Days                 End of Month Total
---------               ----------              ----------                      ------------                 ------------------
  $ --                     $ --                    $ --                        $ 8,834,414.60                  $ 8,834,414.60

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of January 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: January 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.        Federal income taxes                              Yes (X)             No ( )

         2.        FICA withholdings                                 Yes (X)             No ( )

         3.        Employee's withholdings                           Yes (X)             No ( )

         4.        Employer's FICA                                   Yes (X)             No ( )

         5.        Federal unemployment taxes                        Yes (X)             No ( )

         6.        State income tax                                  Yes (X)             No ( )

         7.        State employee withholdings                       Yes (X)             No ( )

         8.        All other state taxes                                  See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims. See also the Attachment to Tax Questionnaire following.


                            OPERATING REPORT Page 6

Case Name: WorldxChange Communications, Inc.
Case Number 01-14637-SPS

Attachment to Tax Questionnaire

            Statement Regarding Excise and Other Flow Through Taxes


As established in the past, the debtors remit excise tax and other flow through taxes on a billed basis. The result of this is that the debtor remits the taxes before they are collected. As the debtors are in bankruptcy, they are no longer able to remit the taxes in this manner. For the taxes and returns for the period ending 5/31/2001 and the quarter ended 6/30/2001, the debtors have not filed the returns nor remitted the taxes for the following reasons:

1-The accounts receivable as of 5/31/2001, which includes the associated taxes, were purchased by I-Link incorporated on or about 6/4/2001.

2-As a result of the purchase, the debtors will never collect the taxes associated with the receivables.

3-Without the money collected from #2 above, the debtors are not able to remit the taxes.

It is the Debtors position that the purchaser is responsible for such obligations.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                          /s/ Henry C. Lyon
                                          -------------------------------------
                                          For the Debtor In Possession

                                          Henry C. Lyon
                                          Designated Officer


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: February 28, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                                            $  2,881,283.77

RECEIPTS:
        1. Receipts from Operations                                                          $            --
        2. Other Receipts                                                                    $         46.65
                                                                                             ---------------

TOTAL RECEIPTS                                                                               $         46.65
        Less:  Receipts received by Parent/Affiliates                                        $        (46.65)
                                                                                             ---------------
ADJUSTED TOTAL RECEIPTS                                                                      $            --

DISBURSEMENTS
        3. Net Payroll
             a. Officers                                                                     $            --
             b. Others                                                                       $            --
        4. Taxes
             a. Federal Income Taxes                                                         $            --
             b. FICA Withholdings                                                            $            --
             c. Employee's withholdings                                                      $            --
             d. Employer's FICA                                                              $            --
             e. Federal Unemployment Taxes                                                   $            --
             f. State Income Tax                                                             $            --
             g. State Employee withholdings                                                  $            --
             h. All other state taxes                                                        $    130,232.36

        5. Necessary Expenses (Paid by Parent or Affiliate)
             a. Rent or mortgage payment(s)                                                  $            --
             b. Utilities                                                                    $            --
             c. Insurance                                                                    $            --
             d. Merchandise bought for manufacture or sell                                   $            --
             e. Other necessary expenses
                Clearing of previously voided checks                                         $         58.06
                IBM Lease                                                                    $            --
                Credit card chargebacks                                                      $        209.50
                                                                                             ---------------

TOTAL DISBURSEMENTS                                                                          $    130,499.92
Less:  Disbursements by Parent or Affiliate                                                  $   (130,232.36)
                                                                                             ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                                 $        267.56

                                                                                             ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                          $       (267.56)

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                                      $            --
                                                                                             ---------------

ENDING BALANCE IN WxC/WAXS                                                                   $    111,751.25
ENDING BALANCE IN B of A Checking                                                            $  2,769,264.96
                                                                                             ---------------
                                    ENDING BALANCE                                           $  2,881,016.21
                                                                                             ===============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: February 28, 2002

Bank:               Bank of America
Location:           Atlanta, GA
Account Name:       Checking
Account Number:     3299991275

DATE DISBURSED                               CHECK NUMBER                   DESCRIPTION                       AMOUNT
--------------                               ------------                   -----------                       -------
Clearing of previously voided checks                                                                          $ 58.06

                                                                                                              -------

                                                                                                        Total $ 58.06
                                                                                                              =======


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: February 28, 2002

Bank:                Bank of America
Location:            Dallas, TX
Account Name:        Checking
Account Number:      3751565312

DATE DISBURSED        CHECK NUMBER                   DESCRIPTION                              AMOUNT
--------------        ------------              -----------------------                      -------
   02/04/02               EFT                   Credit card chargebacks                      $ 40.00
   02/04/02               EFT                   Credit card chargebacks                        47.50
   02/04/02               EFT                   Credit card chargebacks                        60.00
   02/04/02               EFT                   Credit card chargebacks                        62.00
                                                                                            --------
                                                                                     Total  $ 209.50
                                                                                            ========


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  WorldxChange Communications                CASE NUMBER: 01-14637-SPS

                     For the Month Ending: February 28, 2002

STATEMENT OF INVENTORY

     Beginning Inventory                                          $ --
     Add: purchases                                               $ --
     Less: goods sold                                             $ --
                                                                  ----
     Ending inventory                                             $ --
                                                                  ====

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period                                $ --
     Payroll taxes due but unpaid                                 $ --

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                            Date regular           Amount of                Number of              Amount of
       Name of Creditor/Lessor             payment is due        regular payment       Payments Delinquent    Payments Delinquent
Imperial Premium Finance                       Monthly                8,798.52                   --                         --
Storage West Self Storage                      Monthly                  209.00              See Note 1                   27.87
Storage West Self Storage                      Monthly                   99.00              See Note 1                   13.20
Associated Storage                             Monthly                2,149.98              See Note 1                  286.66
Bay 602 Corporation                            Monthly                9,817.39              See Note 1                1,308.99
Reynolds Family Properties                     Monthly                4,448.00              See Note 1                  593.07
Reynolds Family Properties                     Monthly               23,792.49              See Note 1                3,172.33
Doral Plaza Associates                         Monthly                9,660.00              See Note 1                1,288.00
Colonial Parking                               Monthly                  378.00              See Note 1                   50.40
23223 Bryan St. Limited Partnership            Monthly               16,941.16              See Note 1                2,258.82
Central Parking Systems                        Monthly                  700.00              See Note 1                   93.33
Currie Samuelson                               Monthly                1,200.00              See Note 1                  160.00
Currie Samuelson                               Monthly               34,516.00              See Note 1                4,602.13
Downtown Properties                            Monthly               10,850.00              See Note 1                1,446.67
Hudson Telegraph                               Monthly               12,206.25              See Note 1                1,627.50
Okada International                            Monthly                2,601.03              See Note 1                  346.80
One Wilshire Arcade Imp.                       Monthly                6,147.03              See Note 1                  819.60
Rockrose Development                           Monthly                2,848.25              See Note 1                  379.77
Scripps Ranch Landscape                        Monthly                1,000.00              See Note 1                  133.33
Pacific Guardian Center                        Monthly                4,707.32              See Note 1                  627.64
Wells Fargo Financial Leasing Co.              Monthly                  279.88                   --                         --
Newcourt Leasing                               Monthly                1,871.90                   --                         --
Greater San Diego Air                          Monthly                2,246.00              See Note 1                  299.47
Finova Loan Admin. Inc                         Monthly               11,825.07              See Note 1                1,576.68
CIT Group                                      Monthly                8,117.96                   --                         --
Dana Commercial Credit                         Monthly               14,734.93              See Note 1                1,964.66
Danka Financial Services                       Monthly               16,705.50                   --                         --
Danka Financial Services                       Monthly                  378.16              See Note 2                  428.58
Data Sales Co., Inc                            Monthly               58,663.13              See Note 1                7,821.75
IBM Corporation                                Monthly               56,452.32                   --                         --
Advanta Leasing Services                       Monthly                1,374.62                   --                         --
Premier Computer Sales                         Monthly                7,151.17              See Note 1                  953.49
Siemens Credit LTD                             Monthly               45,360.11              See Note 2               51,408.12
Telogy, Inc.                                   Monthly                6,482.29              See Note 1                  864.31
Telecommunications Finance Group               Monthly            1,013,115.84              See Note 2            1,148,197.95
Union Bank of CA., N.A.                        Monthly               61,133.27              See Note 1                8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: February 28, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                          3RD PARTY              INTERCOMPANY                  TOTAL
                                                             --------------------------------------------------------------
            Beginning of month balance                          $ --               $ 2,403,267.12            $ 2,403,267.12
            Add: Receipts by parent/affiliates                  $ --               $        46.65            $        46.65
            Add: customer credits                               $ --               $           --            $           --
            Add: intercompany activity                          $ --               $           --            $           --
            Less: collections                                   $ --               $           --            $           --
            Less: offsets                                       $ --               $           --            $           --
            Less: application of customer deposits              $ --               $           --            $           --
            Less: sale of receivables to I-Link                 $ --               $           --            $           --
                                                             --------------------------------------------------------------
            End of month balance                                $ --               $ 2,403,313.77            $ 2,403,313.77
                                                             ==============================================================

0-30 Days             31-60 Days               61-90 Days            Over 90 Days           End of Month Total
---------             ----------               ----------            ------------           ------------------
  $ --                   $ --                     $ --                   $ --                      $ --

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                                     3RD PARTY               INTERCOMPANY                TOTAL
                                                                  ----------------------------------------------------------------
            Beginning of month balance                            $ 8,834,414.60           $ 6,099,913.46         $ 14,934,328.06
            Add: sales on account**                               $       267.56           $           --         $        267.56
            Add: collections on behalf of I-Link                  $           --           $           --         $            --
            Add: intercompany activity
              Expenses paid directly by Parent or Affiliate       $ (130,232.36)           $   130,232.36         $            --
              Net cash advanced by Parent                         $           --           $           --         $            --
              Credit extended by Parent or Affiliate              $           --           $           --         $            --
              Amounts collected by Parent                         $           --           $           --         $            --
            Less: Invoicing to I-Link                             $           --           $           --         $            --
            Less: remittances to I-Link                           $           --           $           --         $            --
            Less: payments                                        $      (267.56)          $           --         $       (267.56)
                                                                  ----------------------------------------------------------------
            End of month balance                                  $ 8,704,182.24           $ 6,230,145.82         $ 14,934,328.06
                                                                  ================================================================

0-30 Days             31-60 Days               61-90 Days            Over 90 Days           End of Month Total
---------             ----------               ----------            ------------           ------------------
  $ --                  $ --                      $ --              $ 8,704,182.24            $ 8,704,182.24

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of February 28, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: February 28, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.        Federal income taxes                           Yes (X)                        No ( )

         2.        FICA withholdings                              Yes (X)                        No ( )

         3.        Employee's withholdings                        Yes (X)                        No ( )

         4.        Employer's FICA                                Yes (X)                        No ( )

         5.        Federal unemployment taxes                     Yes (X)                        No ( )

         6.        State income tax                               Yes (X)                        No ( )

         7.        State employee withholdings                    Yes (X)                        No ( )

         8.        All other state taxes                               See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims. See also the Attachment to Tax Questionnaire following.


                            OPERATING REPORT Page 6

Case Name: WorldxChange Communications, Inc.
Case Number 01-14637-SPS

Attachment to Tax Questionnaire

            Statement Regarding Excise and Other Flow Through Taxes


As established in the past, the debtors remit excise tax and other flow through taxes on a billed basis. The result of this is that the debtor remits the taxes before they are collected. As the debtors are in bankruptcy, they are no longer able to remit the taxes in this manner. For the taxes and returns for the period ending 5/31/2001 and the quarter ended 6/30/2001, the debtors have not filed the returns nor remitted the taxes for the following reasons:

1-The accounts receivable as of 5/31/2001, which includes the associated taxes, were purchased by I-Link incorporated on or about 6/4/2001.

2-As a result of the purchase, the debtors will never collect the taxes associated with the receivables.

3-Without the money collected from #2 above, the debtors are not able to remit the taxes.

It is the Debtors position that the purchaser is responsible for such obligations.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                          /s/ Henry C. Lyon
                                          -------------------------------------
                                          For the Debtor In Possession

                                          Henry C. Lyon
                                          Designated Officer


                            OPERATING REPORT Page 7

                                                                    EXHIBIT 99.5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: March 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                            $  2,881,016.21

RECEIPTS:
     1. Receipts from Operations                                             $            --
     2. Other Receipts                                                       $        556.02
                                                                             ---------------

TOTAL RECEIPTS                                                               $        556.02

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                         $            --
         b. Others                                                           $            --
     4. Taxes
         a. Federal Income Taxes                                             $            --
         b. FICA Withholdings                                                $            --
         c. Employee's withholdings                                          $            --
         d. Employer's FICA                                                  $            --
         e. Federal Unemployment Taxes                                       $            --
         f. State Income Tax                                                 $            --
         g. State Employee withholdings                                      $            --
         h. All other state taxes                                            $      1,312.00

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                      $            --
         b. Utilities                                                        $            --
         c. Insurance                                                        $            --
         d. Merchandise bought for manufacture or sell                       $            --
         e. Other necessary expenses
            Clearing of previously voided checks                             $         79.00
            U.S. Trustee Fees                                                $     10,250.00
            Credit card chargebacks                                          $        209.50
                                                                             ---------------

TOTAL DISBURSEMENTS                                                          $     11,850.50
Less:  Disbursements by Parent or Affiliate                                  $    (11,562.00)
                                                                             ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                 $        288.50

                                                                             ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                          $        267.52

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                      $        555.73
                                                                             ---------------

ENDING BALANCE IN WxC/WAXS                                                   $    111,541.75
ENDING BALANCE IN B of A Checking                                            $  2,770,297.71
                                                                             ---------------
                                   ENDING BALANCE                            $  2,881,839.46
                                                                             ===============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2002

Bank:                Bank of America
Location:            Atlanta, GA
Account Name:        Checking
Account Number:      3299991275


   DATE RECEIVED                                     DESCRIPTION                               AMOUNT
   -------------                            --------------------------------                  --------
      03/08/02                              KY Dept. of Revenue - Tax Refund                    556.02

                                                                                              --------
                                                                                Total         $ 556.02
                                                                                              ========


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: March 31, 2002

Bank:                Bank of America
Location:            Atlanta, GA
Account Name:        Checking
Account Number:      3299991275

   DATE DISBURSED        CHECK NUMBER                    DESCRIPTION                    AMOUNT
   --------------        ------------                    -----------                    ------
Clearing of previously voided checks                                                   $ 79.00

                                                                                       -------

                                                                             Total     $ 79.00
                                                                                       =======


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                              DISBURSEMENT LISTING

                      For the Month Ending: March 31, 2002

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            Checking
Account Number:          3751565312


     DATE DISBURSED           CHECK NUMBER              DESCRIPTION                           AMOUNT
     --------------           ------------       -----------------------                     -------
        03/04/02                   EFT           Credit card chargebacks                     $ 40.00
        03/04/02                   EFT           Credit card chargebacks                       47.50
        03/04/02                   EFT           Credit card chargebacks                       60.00
        03/04/02                   EFT           Credit card chargebacks                       62.00

                                                                                            --------
                                                                                 Total      $ 209.50
                                                                                            ========


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: March 31, 2002

STATEMENT OF INVENTORY

     Beginning Inventory                  $  --
     Add: purchases                       $  --
     Less: goods sold                     $  --
                                          -----
     Ending inventory                     $  --
                                          =====

PAYROLL INFORMATION STATEMENT

     Gross payroll for this period                  $  --
     Payroll taxes due but unpaid                   $  --

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                               Date regular              Amount of             Number of              Amount of
 Name of Creditor/Lessor                      payment is due           regular payment    Payments Delinquent    Payments Delinquent
Imperial Premium Finance                          Monthly                  8,798.52                    --                     --
Storage West Self Storage                         Monthly                    209.00            See Note 1                  27.87
Storage West Self Storage                         Monthly                     99.00            See Note 1                  13.20
Associated Storage                                Monthly                  2,149.98            See Note 1                 286.66
Bay 602 Corporation                               Monthly                  9,817.39            See Note 1               1,308.99
Reynolds Family Properties                        Monthly                  4,448.00            See Note 1                 593.07
Reynolds Family Properties                        Monthly                 23,792.49            See Note 1               3,172.33
Doral Plaza Associates                            Monthly                  9,660.00            See Note 1               1,288.00
Colonial Parking                                  Monthly                    378.00            See Note 1                  50.40
23223 Bryan St. Limited Partnership               Monthly                 16,941.16            See Note 1               2,258.82
Central Parking Systems                           Monthly                    700.00            See Note 1                  93.33
Currie Samuelson                                  Monthly                  1,200.00            See Note 1                 160.00
Currie Samuelson                                  Monthly                 34,516.00            See Note 1               4,602.13
Downtown Properties                               Monthly                 10,850.00            See Note 1               1,446.67
Hudson Telegraph                                  Monthly                 12,206.25            See Note 1               1,627.50
Okada International                               Monthly                  2,601.03            See Note 1                 346.80
One Wilshire Arcade Imp                           Monthly                  6,147.03            See Note 1                 819.60
Rockrose Development                              Monthly                  2,848.25            See Note 1                 379.77
Scripps Ranch Landscape                           Monthly                  1,000.00            See Note 1                 133.33
Pacific Guardian Center                           Monthly                  4,707.32            See Note 1                 627.64
Wells Fargo Financial Leasing Co.                 Monthly                    279.88                    --                     --
Newcourt Leasing                                  Monthly                  1,871.90                    --                     --
Greater San Diego Air                             Monthly                  2,246.00            See Note 1                 299.47
Finova Loan Admin. Inc                            Monthly                 11,825.07            See Note 1               1,576.68
CIT Group                                         Monthly                  8,117.96                    --                     --
Dana Commercial Credit                            Monthly                 14,734.93            See Note 1               1,964.66
Danka Financial Services                          Monthly                 16,705.50                    --                     --
Danka Financial Services                          Monthly                    378.16            See Note 2                 428.58
Data Sales Co., Inc                               Monthly                 58,663.13            See Note 1               7,821.75
IBM Corporation                                   Monthly                 56,452.32                    --                     --
Advanta Leasing Services                          Monthly                  1,374.62                    --                     --
Premier Computer Sales                            Monthly                  7,151.17            See Note 1                 953.49
Siemens Credit LTD                                Monthly                 45,360.11            See Note 2              51,408.12
Telogy, Inc.                                      Monthly                  6,482.29            See Note 1                 864.31
Telecommunications Finance Group                  Monthly              1,013,115.84            See Note 2           1,148,197.95
Union Bank of CA., N.A                            Monthly                 61,133.27            See Note 1               8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: March 31, 2002

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                    3RD PARTY       INTERCOMPANY              TOTAL
                                                                       ---------------------------------------------------
             Beginning of month balance                                $      --      $2,403,313.77          $2,403,313.77
             Add: Receipts by parent/affiliates                        $      --      $     (555.73)         $     (555.73)
             Add: customer credits                                     $      --      $          --          $          --
             Add: intercompany activity                                $      --      $          --          $          --
             Less: collections                                         $      --      $          --          $          --
             Less: offsets                                             $      --      $          --          $          --
             Less: application of customer deposits                    $      --      $          --          $          --
             Less: sale of receivables to I-Link                       $      --      $          --          $          --
                                                                       ---------------------------------------------------
             End of month balance                                      $      --      $2,402,758.04          $2,402,758.04
                                                                       ===================================================

0-30 Days           31-60 Days             61-90 Days            Over 90 Days       End of Month Total
---------           ----------             ----------            ------------       ------------------
$ --                  $ --                   $ --                   $ --                   $ --

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                                          3RD PARTY            INTERCOMPANY              TOTAL
                                                                       -----------------------------------------------------------
             Beginning of month balance                                $ 8,704,182.24         $ 6,230,145.82        $14,934,328.06
             Add: sales on account**                                   $    10,538.50         $           --        $    10,538.50
             Add: collections on behalf of I-Link                      $           --         $           --        $           --
             Add: intercompany activity
               Expenses paid directly by Parent or Affiliate           $   (11,562.00)        $    11,562.00        $           --
               Net cash advanced by Parent                             $           --         $           --        $           --
               Credit extended by Parent or Affiliate                  $           --         $           --        $           --
               Amounts collected by Parent                             $           --         $           --        $           --
             Less: Invoicing to I-Link                                 $           --         $           --        $           --
             Less: remittances to I-Link                               $           --         $           --        $           --
             Less: payments                                            $      (288.50)        $           --        $      (288.50)
                                                                       -----------------------------------------------------------
             End of month balance                                      $ 8,702,870.24         $ 6,241,707.82        $14,944,578.06
                                                                       ===========================================================

0-30 Days   31-60 Days   61-90 Days      Over 90 Days        End of Month Total
---------   ----------   ----------    ---------------       ------------------
$  --        $  --        $  --        $  8,702,870.24        $  8,702,870.24

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of March 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $1,804,912.


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                      For the Month Ending: March 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1.        Federal income taxes                     Yes (X)                         No ( )

         2.        FICA withholdings                        Yes (X)                         No ( )

         3.        Employee's withholdings                  Yes (X)                         No ( )

         4.        Employer's FICA                          Yes (X)                         No ( )

         5.        Federal unemployment taxes               Yes (X)                         No ( )

         6.        State income tax                         Yes (X)                         No ( )

         7.        State employee withholdings              Yes (X)                         No ( )

         8.        All other state taxes                           See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims. See also the Attachment to Tax Questionnaire following.


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                                    /s/ Henry C. Lyon
                                                    ----------------------------
                                                    For the Debtor In Possession

                                                    Henry C. Lyon
                                                    Designated Officer


                            OPERATING REPORT Page 8